                                                                   EXHIBIT 99.2


                    HEARTLAND WIRELESS COMMUNICATIONS, INC.

                         NOTICE OF GUARANTEED DELIVERY
                                       OF
                           13% SENIOR NOTES DUE 2003

  As set forth in the Prospectus dated February   , 1996 (the "Prospectus"), of
Heartland Wireless Communications, Inc. (the "Company") under the caption "The Exchange Offer--Guaranteed Delivery Procedures," this form must be used to accept the Company's offer to exchange its 13% Series B Senior Notes due 2003 (the "New Notes") for an equal principal amount of its 13% Senior Notes due 2003 (the "Old Notes"), by Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or an Agent's Message (as defined in the Prospectus) and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date. This form must be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than the Expiration Date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                             The Exchange Agent is:

                             BANKERS TRUST COMPANY

          Mail:                  By Facsimile:        Hand/Overnight Delivery:
  Bankers Trust Company                                Bankers Trust Company
   Corporate Trust and        (212) 250-6961
       Agency Group                                     Corporate Trust and
                              (212) 250-6392                Agency Group
   Reorganization Dept.                              Receipt & Delivery Window
      P.O. Box 1458                                    123 Washington Street,
  Church Street Station                                      1st Floor
New York, New York 10008-                             New York, New York 10006
           1458

                             Confirm by Telephone:
                                 (212) 250-6270

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby tenders for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

  The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on March   , 1996, unless extended by
the Company. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on March   , 1996, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

  All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

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                SIGNATURE                  Principal Amount of Old Notes
                                           Tendered (must be in integral
                                           multiples of $1,000): $ ___________
X_____________________ Date: ___________
                                           Certificate Number(s) of Old Notes
                                           (if available):
X_____________________ Date: ___________
Signature(s) of Registered Holder(s) or
Authorized Signatory                       ___________________________________

Area Code and Telephone Number: ________   Aggregate Principal
                                           Amount Represented
                                           by Certificate(s): $ ______________
Name(s): _______________________________
                (Please Print)             IF TENDERED OLD NOTES WILL BE
                                           DELIVERED BY BOOK-ENTRY TRANSFER,
________________________________________   PROVIDE THE DEPOSITORY TRUST
                                           COMPANY ("DTC") ACCOUNT NO. AND
Capacity (full title), if signing in a     TRANSACTION CODE NUMBER (IF
fiduciary or representative capacity):     AVAILABLE):


________________________________________   Account No. _______________________


Address: _______________________________   Transaction Number ________________
                (including Zip Code)

Taxpayer Identification
or Social
Security No.: __________________________


                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, as well as the certificate(s) representing all tendered Old Notes in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer") and any other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of Eligible Institution: ________   ______________________________________

                                                  AUTHORIZED SIGNATURE

Address: _____________________________   Name: ________________________________

______________________________________   Title: _______________________________

Area Code and Telephone No.: _________   Date: ________________________________

  NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.

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